UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): October 2, 2006


                                  Innovex, Inc.
                       -----------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                       -----------------------------------
                 (State Or Other Jurisdiction Of Incorporation)


 000-13143                                               41-1223933
 -------------------------------------      ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)

 5540 Pioneer Creek Drive
 Maple Plain, MN                                           55359
 -------------------------------------      ------------------------------------
 (Address Of Principal Executive Offices)                (Zip Code)


                                 (763) 479-5300
                       -----------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1-4 through 6-8 are not applicable and therefore omitted.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 21, 2006, the Governance Committee of the Board of Directors of the Company recommended and the Board of Directors approved the appointment of D. Allen Andersen to the Board of Directors. Mr. Andersen was also appointed to serve on the Audit Committee and Compensation Committee of the Board of Directors of the Company. Mr. Andersen accepted the appointment on October 2, 2006. On October 3, 2006, the Company issued a press release regarding the appointment of Mr. Anderson, attached hereto as Exhibit 99.1.

ITEM 9.01   Financial Statements And Exhibits.

Exhibit No. Description
----------  --------------------------------------------------------------------
99.1        Press Release issued October 3, 2006

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   INNOVEX, INC.

                                                   By: /s/ Douglas W. Keller
                                                      --------------------------
                                                   Douglas W. Keller
                                                   Vice President, Finance

Date:   October 12, 2006